UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  May 27, 2004


                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

       0-20852                                           16-1387013
       -------                                           ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)
------------------------                    ------------------------------------

                 2000 Technology Parkway, Newark, New York 14513
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (315) 332-7100
                                 --------------
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements, Pro Forma Financials and Exhibits.

          (a)  Financial Statements of Business Acquired.

               Not applicable.

          (b)  Pro Forma Financial Information.

               Not applicable.

          (c)  Exhibits.

               99.1  Press Release dated May 27, 2004



Item 9. Regulation FD Disclosure.

The Company will hold its annual meeting of shareholders for the period ending December 31, 2003, at the JPMorgan Chase Conference Center in New York City on Thursday, June 10, 2004 at 10:30 a.m. Eastern Time. Refer to the attached
Exhibit 99.1 for the entire text of the release, which Exhibit is being furnished but not filed in accordance with Regulation FD.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ULTRALIFE BATTERIES, INC.

Dated: May 27, 2004                                   By: /s/ Robert W. Fishback
                                                          ----------------------
                                                          Robert W. Fishback
                                                          VP of Finance & CFO


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                                INDEX TO EXHIBITS

(99) Additional Exhibits

     99.1 Press Release dated May 27, 2004